                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY

                                FIRST AMENDMENT
                                ---------------

          This FIRST AMENDMENT (this "Amendment"), dated as of December 21,
                                      ---------
2000, is entered into by and among Huntsman International LLC (f/k/a Huntsman ICI Chemicals LLC), a Delaware limited liability company (the "Borrower"),
                                                               --------
Huntsman International Holdings LLC (f/k/a Huntsman ICI Holdings LLC), a Delaware limited liability company ("Holdings"), the undersigned financial
                                     --------
institutions, including Bankers Trust Company, in their capacities as lenders hereunder (collectively, the "Lenders," and each individually, a "Lender"),
                              -------                             ------
Bankers Trust Company, as Lead Arranger, Administrative Agent ("Administrative
                                                                --------------
Agent") for the Lenders and Sole Book Manager, Goldman Sachs Credit Partners
-----
L.P., as Syndication Agent and Co-Arranger and The Chase Manhattan Bank and Warburg Dillon Read (a division of UBS AG), as Co-Arrangers and as Co-Documentation Agents (collectively, the "Agents" and each individually, an
                                         ------
"Agent").  Terms used herein and not otherwise defined herein shall have the
 -----
same meanings as specified in the Credit Agreement (as defined below).

                                   RECITALS:
                                   --------

     A. The Borrower, Holdings, the Lenders, the Agents and the Administrative Agent have heretofore entered into that certain Credit Agreement dated as of June 30, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").
                   ----------------

     B. The Borrower and Holdings wish, and the Lenders signatory hereto and the Agents and Administrative Agent are willing, to amend the Credit Agreement subject to the terms and conditions of this Agreement.

     C. This Agreement constitutes a Loan Document and these Recitals shall be construed as part of this Agreement.

          NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Amendment of Credit Agreement.
     ---------   ------------------------------

          The Credit Agreement is hereby amended as follows:

          (a)  Section 1.1 of the Credit Agreement is hereby amended by adding
               -----------
the following definitions in their proper alphabetical order:

          "Acquired Master Trust Receivables Pool" means any pool of
           --------------------------------------
"Receivables" or "Receivable Assets" (as defined in the Master Trust Pooling Agreement) which derive from a business which has been acquired by Holdings or any Subsidiary of Holdings in connection with a stock, asset or other acquisition occurring after the date of the First Amendment.

          "First Amendment" means that certain First Amendment to this Agreement
           ---------------
dated as of December 21, 2000.

          "Master Trust Participating Subsidiaries" means Tioxide Americas Inc.,
           ---------------------------------------
Huntsman Propylene Oxide Ltd., Huntsman International Fuels, L.P., Tioxide Europe Limited, Huntsman ICI Petrochemicals (UK) Limited and Huntsman ICI Holland BV and any other Subsidiary of the Borrower which becomes party to the Master Trust Receivables Securitization after the Master Trust Receivables Securitization Closing Date.

          "Master Trust Pledge Agreement" means that certain Pledge Agreement by
           -----------------------------
and between the Borrower and the Master Trust Receivables Subsidiary in favor of the Administrative Agent on behalf of the Lenders, as amended.

          "Master Trust Pooling Agreement" means that certain Pooling Agreement
           ------------------------------
among the Master Trust Receivables Subsidiary, Huntsman ICI (Europe) B.V.B.A. and Chase Manhattan Bank (Ireland) plc, as amended.

          "Master Trust Receivables Facility Assets" means all "Receivables" and
           ----------------------------------------
other "Receivable Assets" (as defined in the Master Trust Pooling Agreement) of the Master Trust Participating Subsidiaries.

          "Master Trust Receivables Securitization" means that certain
           ---------------------------------------
receivables financing program providing for the sale of Master Trust Receivables Facility Assets pursuant to the Master Trust Receivables Securitization Documents by the Borrower and the Master Trust Participating Subsidiaries to the Master Trust Receivables Subsidiary in a transaction constituting a sale for GAAP purposes and in which, the Master Trust Receivables Subsidiary shall finance the purchase of such Master Trust Receivables Facility Assets by the sale, transfer, conveyance, lien or pledge of such Master Trust Receivables Facility Assets to one or more limited purpose financing companies, special purpose entities and/or other financial institutions, in each case, on a limited recourse basis as to the Borrower and the Master Trust Participating Subsidiaries, as amended.

          "Master Trust Receivables Securitization Closing Date" shall have the
           ----------------------------------------------------
meaning assigned thereto in Section 3 of the First Amendment.
                            ---------

          "Master Trust Receivables Securitization Documents" means all
           -------------------------------------------------
documents and deliveries in connection with the Master Trust Receivables Securitization, as such documents may be amended or modified from time to time with the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

          "Master Trust Receivables Subsidiary" means Huntsman Receivables
           -----------------------------------
Finance LLC, a limited liability company organized under the laws of the State of Delaware.

          "NPIC Purchase Price Adjustment" shall have the meaning assigned
           ------------------------------
thereto in Section 4 of the First Amendment.
           ---------

          (b)  The definition of "Consolidated Debt" in Section 1.1. of the
                                                        ------------
Credit Agreement is hereby amended by adding the phrase ",without duplication, the sum of (i)" in the first line thereof immediately following the phrase "at any time" and by adding the following new language at the end thereof:

          "and (ii) Indebtedness of Borrower and its Subsidiaries of the type referred to in clause (x) of the definition of such term."

          (c)  The definition of "Consolidated Interest Expense" in Section 1.1
                                                                    -----------
of the Credit Agreement is hereby amended by adding an "(x)" in the first line thereof immediately following the phrase "the sum of" and by adding the following new language at the end thereof:

          "and (y) without duplication, any discount in respect of a sale of Receivables Facility Assets pursuant to a Permitted Accounts Receivable Securitization regardless of whether such discount would constitute interest expense as determined in accordance with GAAP. As used in this definition, the term "interest" shall include, without limitation, any discount in respect of sales of accounts receivable and/or related contract rights during such period, all as determined in accordance with GAAP."

          (d)  The definition of "Consolidated Net Worth" in Section 1.1 of the
                                                             -----------
Credit Agreement is hereby amended by adding the following new proviso at the end thereof:

          "; provided, however, solely for purposes of the calculations required
             --------  -------
     by Section 9.2., there shall be excluded from the calculation of
        -----------
     Consolidated Net Worth the cumulative effect of currency translation adjustments."

          (e)  The definition of "Excess Cash Flow" in Section 1.1. of the
                                                       ------------
Credit Agreement is hereby amended by deleting the text of clause (w) thereof
                                                          ----------
and replacing it with the following new language:

               "the Dollar Equivalent of the Scheduled Term A Repayment for December of such year, if any, without giving effect to any prepayment of such Scheduled Term A Repayment required pursuant to Section 4.4(k)(i) hereof, plus".
                                                -----------------         ----

          (f)  The definition of "Receivables Subsidiary" in Section 1.1 of the
                                                             -----------
Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

               "The Master Trust Receivables Subsidiary" shall be considered a Receivables Subsidiary hereunder."

          (g) The definition of "Permitted Accounts Receivables Securitization" in Section 1.1 of the Credit Agreement is hereby amended by adding the following
   -----------
new sentence at the end thereof:

               "The Master Trust Receivables Securitization shall be considered a Permitted Accounts Receivables Securitization hereunder."

          (h)  The definition of "Security Documents" in Section 1.1 of the
                                                         -----------
Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

               "For purposes of this Agreement, "Security Documents" shall also include the Master Trust Pledge Agreement."

          (i)  The definition of "Unrestricted Subsidiary Investment Basket" in
     Section 1.1 of the Credit Agreement is hereby amended by adding the
     -----------
     following clause at the end thereof:

               ", plus (iv) the actual amount of the NPIC Purchase Price
                  ----
          Adjustment received by the Borrower or any of its Subsidiaries up to $35,000,000 provided that such funds are invested in an Unrestricted Subsidiary or Permitted Unconsolidated Venture organized, created or acquired for the purpose of conducting an Asian polyurethane chemicals business"

          (j)  The definition of "Wholly-Owned Subsidiary" in Section 1.1 of the
                                                              -----------
     Credit Agreement is hereby amended by adding the following sentence at the end thereof:

               "For purposes of this definition, `capital stock' shall include equivalent ownership or controlling interests having ordinary voting power in entities other than corporations."

          (k)  Section 4.4(k) of the Credit Agreement is hereby amended by
               --------------
deleting the text thereof and replacing it with the following:

          "(i) On the Master Trust Receivables Securitization Closing Date, the Borrower shall make a mandatory prepayment equal to the sum of (A) the aggregate principal amount of the Scheduled Repayments due on or prior to December 31, 2001, such amount to be applied in the manner set forth in Section 4.5(d) plus
                                                           --------------
(B) to the extent that the Receivables Facility Attributed Indebtedness with respect to the Master Trust Receivables Securitization exceeds $205 million as of the Master Trust Receivables Securitization Closing Date, the amount of such excess, with such amount being applied in the manner set forth in Section 4.5(a)
                                                                  --------------
(subject to modification of such application as set forth in Section 4.5(c)).
                                                             --------------
Any initial cash proceeds of the Master Trust Receivables Securitization not required to be prepaid by the preceding sentence may be retained by the Borrower but shall be immediately applied pro rata to reduce the outstanding balance of the Domestic Revolving Loans and Multicurrency Revolving Loans (in each case without any permanent reduction in the applicable Commitment). In the event that the initial cash proceeds of the Master Trust Receivables Securitization are less than $180 million, the Borrower or its Subsidiaries shall obtain additional cash proceeds of the Master Trust Receivables Securitization in the amount of such shortfall which amount shall be immediately applied pro rata to reduce the outstanding balance of the Domestic Revolving Loans and Multicurrency Revolving Loans (in each case without any permanent reduction in the applicable Commitment), it being understood that failure to obtain at least $180 million in cash proceeds and to apply such amounts as set forth herein on or before thirty days following the Master Trust Receivables Securitization Closing Date shall constitutute an Event of Default.

     (ii) On the Business Day of receipt by the Borrower or any of its Subsidiaries of cash proceeds from the sale or transfer of any Acquired Master Trust Receivables Pool, an amount equal to 100% of such proceeds shall be applied as a mandatory prepayment of principal of Loans pursuant to the terms of
Section 4.5(a) (subject to modification of such application as set forth in
--------------
Section 4.5(c)).
--------------

     (iii) In the event that the Receivables Facility Attributed Indebtedness with respect to the Master Trust Receivables Securitization equals or exceeds the sum of (A) $250 million plus (B) any amount prepaid pursuant to Section
                                                                    -------
4.4(k)(ii), then on the date of receipt of cash proceeds arising from such
----------
increased principal amount of the Master Trust Receivables Securitization, the Borrower shall, to the extent not previously prepaid pursuant to this Section
                                                                      -------
4.4(k)(iii), prepay the principal of the Loans in an amount equal to such
-----------
excess, with such amount applied pursuant to the terms of Section 4.5(a)
                                                          --------------
(subject to modification of such application as set forth in Section 4.5(c)).
                                                             --------------

     (iv) An amount equal to 100% of the initial net cash proceeds of any Permitted Accounts Receivable Securitization (other than the Master Trust Receivables Securitization), and the initial net cash proceeds thereafter resulting from any additional receivable pools related to such Permitted Accounts Receivable Securitization, by the Borrower or any of its Subsidiaries shall be applied as a mandatory repayment of principal of the Loans pursuant to the terms of Section 4.5(a) (in each case subject to modification of such
             --------------
application as set forth in Section 4.5(c))."
                            ---------------

            (l) The Credit Agreement is hereby amended by adding the following new Section 4.5(d) thereto:
    --------------

            "(d)  Master Trust Receivables Securitization Prepayments.
                  ---------------------------------------------------
Notwithstanding anything else herein to the contrary, any prepayment of principal required to be made by the Borrower pursuant to Section 4.4(k)(i)
                                                          -----------------
shall be applied to the Scheduled Repayments (to the extent not previously repaid) due December 31, 2000, June 30, 2001 and December 31, 2001 (and in the amounts set forth in the definitions of Scheduled Term A Dollar Repayments, Scheduled Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments) on each of the Term A Dollar Loans, the Term A Euro Loans, the Term B Loans and Term C Loans, respectively. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5. All payments received in Dollars
                               -----------
which are required to be applied in Euros and/or Sterling shall be converted to Euros or Sterling, as the case may be, at the Spot Rate on the date of such prepayment."

            (m)   Section 8.4 of the Credit Agreement is hereby amended by
                  -----------
adding the following new proviso at the end thereof:

            "; provided, however, notwithstanding anything else herein to the
               --------  -------
contrary, scheduled interest payments on the Senior Subordinated Notes shall be permitted to the extent required to be paid pursuant to the terms of the Senior Subordinated Note Documents."

          (n)  Section 8.11(ii) of the Credit Agreement is hereby amended by
               ----------------
moving the phrase "or the Holdings Zero Coupon Notes Documents" from the third line thereof to immediately before the last semi-colon therein.

          SECTION 2.  Approval of the Master Trust Receivables Securitization.
          ----------  -------------------------------------------------------
(a) The Master Trust Receivables Securitization is hereby approved pursuant to the terms of the Master Trust Receivables Securitization Documents; and (b) By its signature below each Lender hereby instructs the Collateral Agent upon the effectiveness of this Amendment to release its Lien for the benefit of the Lenders in the Master Trust Receivables Facility Assets and to execute and deliver to the Borrower UCC financing statements reflecting such release, and the Collateral Agent hereby agrees to do so.

          SECTION 3.   Conditions to Effectiveness of the Amendment.  (a) The
          ----------   --------------------------------------------
provisions of this Amendment not relating to the Master Trust Receivables Securitization shall become effective upon the date of the satisfaction of the conditions set forth below in Sections 3.1, 3.4, 3.5, 3.6 and 3.7 (except to the
                              ---------------------------     ---
extent that Section 3.7 specifically relates to the Master Trust Receivables
            -----------
Securitization) (the "Effective Date"); and (b) the provisions of this Amendment
                      --------------
relating to the Master Trust Receivables Securitization shall become effective upon the date of the satisfaction of all of the conditions set forth in this
Section 3 (the "Master Trust Receivables Securitization Closing Date"):
---------       ----------------------------------------------------

          3.1  Proper Execution and Delivery of Amendment.  Borrower, Holdings,
               ------------------------------------------
the Administrative Agent, the Required Lenders, the Majority Lenders of the Term A Facility, the Majority Lenders of the Term B Facility and the Majority Lenders of the Term C Facility shall have duly executed and delivered to Administrative Agent this Amendment.

          3.2  Consummation of the Master Trust Receivables Securitization.  The
               -----------------------------------------------------------
Master Trust Receivables Securitization shall have been consummated pursuant to the terms and conditions of the Master Trust Receivables Securitization Documents. None of the terms or conditions of the Master Trust Receivables Securitization Documents shall have been waived or modified except with the prior approval of the Administrative Agent and the Master Trust Receivables Securitization shall have been consummated in compliance with all Requirements of Law.

          3.3  Prepayments.  Borrower or any of its Subsidiaries (other than the
               -----------
Receivables Subsidiary) shall have received proceeds of not less than $170 million from the Master Trust Receivables Securitization and Borrower shall have made the mandatory prepayments and repayments required by Section 4.4(k)(i) of
                                                           -----------------
the Credit Agreement, as amended hereby, in a minimum amount equal to the lesser of (a) $170 million and (b) the sum of (i) the amount of the Scheduled Repayments due on or prior to December 31, 2001, plus (ii) the then outstanding
                                                  ----
principal balance of the Domestic Revolving Loans and Multicurrency Revolving Loans.

          3.4  Delivery of Credit Party Documents.  On or before the date
               ----------------------------------
hereof, Borrower shall deliver or cause to be delivered to Administrative Agent the following with respect to each of Borrower and Holdings, each, unless otherwise noted, dated the Effective Date:

               (a) Certified copies of its Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which it is qualified as a foreign corporation to do business and where failure to be so qualified would have a Material Adverse Effect and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Closing Date or, in the event that any such document has been previously delivered by the Borrower to the Administrative Agent, a certificate executed by a Responsible Officer of the Borrower indicating that no change has occurred with respect to such document;

               (b) Copies of its Bylaws, certified by its corporate secretary or an assistant secretary or a certificate of the lack of any change thereto since the Closing Date or, in the event that any such document has been previously delivered by the Borrower to the Administrative Agent, a certificate executed by a Responsible Officer of the Borrower indicating that no change has occurred with respect to such document;

               (c) Resolutions of its Board of Directors (i) approving and authorizing the execution, delivery and performance of each of this Amendment, and (ii) approving and authorizing the execution, delivery and performance of the other Loan Documents to which it is a party and all transactions related thereto, in each case certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendments;

               (d) Signature and incumbency certificates of its officers executing this Amendment; and

               (e) Such other instruments, documents and opinions in respect of such matters as Administrative Agent shall reasonably request.

          3.5  Representations and Warranties; Default; Officer's Certificate.
               --------------------------------------------------------------
The representations and warranties set forth in Article VI of the Agreement shall be true and correct, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, and no Event of Default or Unmatured Event of Default shall have occurred or be continuing and Administrative Agent shall have received a certificate executed by a Responsible Officer on behalf of Borrower, dated the Effective Date stating that the representations and warranties set forth in Article VI of
                                                                  ----------
the Agreement are true and correct as of the date of the certificate, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, that no Event of Default or Unmatured Event of Default has occurred and is continuing, and that the conditions of this
Section 3 hereof have been fully satisfied or waived (other than those
---------
conditions which require the satisfaction of the Administrative Agent).

          3.6  Fees.  Borrower shall have paid to Administrative Agent and the
               ----
Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses)
payable to Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to Section 6 of this Amendment.
                                           ---------

          3.7  Corporate Proceedings.  All corporate and legal proceedings and
               ---------------------
all instruments and agreements in connection with the execution and delivery of this Amendment and the Master Trust Receivables Securitization shall be satisfactory in form and substance to Administrative Agent and the Required Lenders and Administrative Agent and all Lenders shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or certificates, if any, which Administrative Agent or such Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities.

          Each Lender and the Administrative Agent hereby agrees that by its execution and delivery of its signature page hereto, such Person approves of and consents to each of the matters set forth in Section 3 which must be approved
                                             ---------
by, or which must be satisfactory to, the Required Lenders or such Person, as the case may be; provided that, in the case of any agreement or document which
                 --------
must be approved by, or which must be satisfactory to, the Required Lenders, Administrative Agent or Borrower shall have delivered a copy of such agreement or document to such Person if so requested on or prior to the Effective Date.

          3.8  Master Trust Receivables Securitization Documents.  The
               -------------------------------------------------
Administrative Agent shall have received a certified copy of the Master Trust Receivables Securitization Documents, including but not limited to:

          (a) certified copies of the Certificate of Organization and Operating Agreement of the Master Trust Receivables Subsidiary together with a good standing certificate from the Secretary of State of the jurisdiction of its organization and such other state in which it is qualified as a foreign corporation to do business and where failure to be so qualified would have a Material Adverse Effect and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each such state, each dated a recent date prior to the Closing Date; and

          (b) a certified copy of the resolutions of the board of directors of the Master Trust Receivables Subsidiary, in a form satisfactory to the Administrative Agent, authorizing entry into the Master Trust Receivables Securitization Documents and including the standing resolution authorizing the distribution to the Borrower not less frequently than every five Local Business Days (as defined in the Master Trust Pooling Agreement) of an amount equal to the lesser of (i) the maximum amount that the Master Trust Receivables Subsidiary is permitted to distribute in accordance with the Master Trust Receivables Securitization Documents and (ii) the amount permitted pursuant to
Section 18-607 of the Delaware Limited Liability Company Act.

          SECTION 4. Waiver of Mandatory Prepayment.  The Lenders hereby waive
          ---------- ------------------------------
the provisions of Section 4.4(j) of the Credit Agreement, to the extent such
                  --------------
Section would
otherwise be applicable, in an amount not to exceed $35,000,000, with respect to amounts received by the Borrower or any of its Subsidiaries as a purchase price adjustment in connection with Nippon Polyurethane Industry Co. Ltd. (the "NPIC
                                                                          ----
Purchase Price Adjustment").
--------------------------

          SECTION 5.  References to and Effect on the Credit Agreement.  On and
          ----------  ------------------------------------------------
after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

          SECTION 6.   Fees, Costs and Expenses.  (a)  Borrower agrees to pay a
          ----------   ------------------------
fee to the Administrative Agent on or prior to the Effective Date on behalf of each Lender which has executed and delivered this Amendment on or prior to 5:00 p.m. E.S.T. on December 21, 2000 equal to 12.5 bps times the sum of the aggregate outstanding Commitment of such Lender as in effect under the Credit Agreement on the Effective Date (after giving effect to the prepayments contemplated hereby), such fee to be due and payable on the Effective Date; and
(b) Borrower also agrees to pay all reasonable costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Administrative Agent and any local counsel retained by Administrative Agent relative thereto or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Amendment.

          SECTION 7.   Miscellaneous.
          ----------   --------------

          7.1  Execution in Counterparts.  This Amendment may be executed in
               -------------------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          7.2  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
               -------------
MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


          [Executed by authorized officers of the Borrower, Holdings, the Lenders and Agents]